UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2005

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K , other than statements of historical fact, are forward-looking statements, including those regarding WebMD’s guidance on future financial results and other projections or measures of future performance of WebMD. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WebMD’s products and services; operational difficulties relating to combining acquired companies and businesses; WebMD’s ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the manner and timing of implementation of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and the healthcare industry’s responses; and the ability of WebMD to attract and retain qualified personnel. Further information about these matters can be found in WebMD’s other Securities and Exchange Commission filings. WebMD expressly disclaims any intent or obligation to update these forward-looking statements.

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Item 7.01. Regulation FD Disclosure

     In April 2004, WebMD Corporation, through its WebMD Business Services segment, acquired Dakota Imaging, Inc., a provider of technology and services for converting paper healthcare claims to electronic format and of related document management services.

     On April 6, 2005, WebMD’s Dakota Imaging subsidiary terminated the employment of Sandeep Goel, who was its President, and Pradeep Goel, who was its Chief Operating Officer and Chief Technology Officer, each of whom was also a shareholder of Dakota Imaging prior to its acquisition by WebMD Business Services. In addition, Dakota Imaging filed a complaint in the Delaware Court of Chancery against Sandeep Goel and Pradeep Goel alleging breach of their respective employment agreements and related causes of action.

     Effective April 6, 2005, in an expanded role, Jenny Morgan, Executive Vice President, Payer Services of our WebMD Business Services segment, will oversee Dakota Imaging. Sandeep Goel had previously reported to Ms. Morgan. John T. McRae, Senior Vice President, Operations of Dakota Imaging, will now report directly to Ms. Morgan and will continue to manage its operations. Ms. Morgan’s experience in delivering technology solutions to healthcare payers and Mr. McRae’s experience in workflow management and business process outsourcing make them well-suited to these roles. In a conference call in March 2005, we indicated our intention to provide, in connection with our earnings release for the first quarter of 2005 in early May, updated guidance for the balance of 2005, which we stated was expected to exceed our previously announced guidance. Due to our anticipation of continued strong performance at WebMD Business Services, the management changes at Dakota Imaging have not changed that expectation.

     The information in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

Dated: April 7, 2005

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